UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2015
Date of Report (Date of earliest event reported)

iHookup Social, Inc.
f/k/a Titan Iron Ore Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 E. Campbell Ave., Campbell, California 95008
(Address of principal executive offices) (Zip Code)

(855) 473-7473
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Convertible Note with Coventry Enterprises, LLC

As of May 11, 2015, iHookup Social, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Coventry SPA”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which the Company issued two Convertible Notes (together, the “Notes”) in the amount of $50,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Notes. The first of the two Convertible Notes (the “Coventry Note”) was paid by the Buyer on May 11, 2015.  The second Convertible Note (the “Coventry Back-End Note”) shall initially be paid for by an offsetting $50,000 promissory note issued to the Company by the Buyer (“Buyer Note”), provided that prior to the conversion of the Coventry Back-End Note, the Buyer must have paid off the Buyer Note in cash.  Payment to the Company under the Buyer Note must be no later than January 11, 2016. The Buyer Note will be initially secured by the pledge of the Coventry Back-End Note.

The term of the Coventry Note and the Coventry Back-End Note is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Coventry Note and Coventry Back-End Note is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Coventry Back-End Note), at a conversion price equal to 50% of the lowest closing bid price (with a ceiling price of $0.05) in the 20 trading days previous to the conversion. In no event shall the Coventry be allowed to effect a conversion if such conversion, along with all other shares of Company common stock beneficially owned by the Coventry and its affiliates would exceed 9.9% of the outstanding shares of the common stock of the Company. In the event the Company redeems the Coventry Note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by 150%. The Coventry Back-End Note may not be prepaid, except that if the Coventry Back-End Note is redeemed by the Company within six months of its issuance, all obligations of the Company and Coventry under the Coventry Back-End Note and the Buyer Note will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Notes shall become immediately due and payable. In connection with the Coventry Note, the Company paid $2,500 in legal fees and expenses. Upon the cash payment of the Buyer Note, the Company will pay an additional $2,500 in legal fees and expenses for the Coventry Back-End Note.

On June 5, 2015, the Company effected a major consolidation of its convertible debt with Coventry Enterprises, LLC (“Coventry”) becoming the major note holder of the Company. Coventry entered into Debt Purchase Agreements totaling $240,818 with the Company’s other convertible note promissory holders including LG Capital Funding LLC, Union Capital LLC, Jabro Funding Corp., and Carebourn Capital L.P. (the “Sellers”) whereby Coventry purchased all rights to the principal and interest of the convertible notes outstanding. The amounts will be paid by Coventry to the Sellers based on the terms in each agreement. The first set of payments issued under these agreements totaled $124,706 and the Company issued replacement notes to Coventry to cover this amount. The Company also issued new convertible notes to Coventry in the amounts of $45,966 and $29,500 which were used to further pay down the Company’s convertible note debt and to fund Company operations. The transactions are detailed below.  The purpose of this debt consolidation was to limit the amount of the note conversions into shares of common stock and subsequent sales of shares of common. Previously, conversions and simultaneous sales by multiple note holders put downward pressure of the stock price of the Company’s shares.

As of June 2, 2015 and with a closing date of June 5, 2015, iHookup Social, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Coventry SPA”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which the Company issued two Convertible Notes (together, the “Notes”) in the amount of $45,966 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Notes. The first of the two Convertible Notes (the “Coventry Note”) was paid by the Buyer on June 5, 2015.

The second Convertible Note (the “Coventry Back-End Note”) shall initially be paid for by an offsetting $45,966 promissory note issued to the Company by the Buyer (“Buyer Note”), provided that prior to the conversion of the Coventry Back-End Note, the Buyer must have paid off the Buyer Note in cash.  Payment to the Company under the Buyer Note must be no later than February 2, 2016. The Buyer Note will be initially secured by the pledge of the Coventry Back-End Note.

The term of the Coventry Note and the Coventry Back-End Note is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Coventry Note and Coventry Back-End Note is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Coventry Back-End Note), at a conversion price equal to 50% of the lowest closing bid price (with a ceiling price of $0.05) in the 20 trading days previous to the conversion. In no event shall the Coventry be allowed to effect a conversion if such conversion, along with all other shares of Company common stock beneficially owned by the Coventry and its affiliates would exceed 9.9% of the outstanding shares of the common stock of the Company. In the event the Company redeems the Coventry Note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by 150%. The Coventry Back-End Note may not be prepaid, except that if the Coventry Back-End Note is redeemed by the Company within six months of its issuance, all obligations of the Company and Coventry under the Coventry Back-End Note and the Buyer Note will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Notes shall become immediately due and payable. In connection with the Coventry Note and other transactions on this date, the Company incurred $10,000 in legal fees and expenses. Upon the cash payment of the Buyer Note, the Company will pay an additional $2,500 in legal fees and expenses for the Coventry Back-End Note. In connection with the Coventry Note, the Company retired $13,464 of existing convertible note debt.

As of June 2, 2015 and with a closing date of June 5, 2015, iHookup Social, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Coventry SPA”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which the Company issued two Convertible Notes (together, the “Notes”) in the amount of $65,000 each, at a rate of 8% per annum. The date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be as follows: (i) the first closing (“First Closing”) June 2, 2015 shall be the purchase and sale of two  $29,500 Notes (ii) the second closing (“Second Closing”) for the purchase and sale of two $17,750 Notes shall occur within 30 days following the First Closing, (iii) the third closing for the purchase and sale of two $17,750 Notes shall occur within 30 days following the Second Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties. Amounts funded are convertible into shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Notes. The first closing of the first of the two Convertible Notes (the “Coventry Note”) was paid by the Buyer on June 5, 2015.  The second Convertible Note (the “Coventry Back-End Note”) shall initially be paid for by an offsetting $29,500 promissory note issued to the Company by the Buyer (“Buyer Note”), provided that prior to the conversion of the Coventry Back-End Note, the Buyer must have paid off the Buyer Note in cash.  Payment to the Company under the Buyer Note must be no later than February 2, 2016. The Buyer Note will be initially secured by the pledge of the Coventry Back-End Note.

The term of the Coventry Note and the Coventry Back-End Note is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Coventry Note and Coventry Back-End Note is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Coventry Back-End Note), at a conversion price equal to 50% of the lowest closing bid price (with a ceiling price of $0.05) in the 20 trading days previous to the conversion. In no event shall the Coventry be allowed to effect a conversion if such conversion, along with all other shares of Company common stock beneficially owned by the Coventry and its affiliates would exceed 9.9% of the outstanding shares of the common stock of the Company. In the event the Company redeems the Coventry Note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by 150%. The Coventry Back-End Note may not be prepaid, except that if the Coventry Back-End Note is redeemed by the Company within six months of its issuance, all obligations of the Company and Coventry under the Coventry Back-End Note and the Buyer Note will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Notes shall become immediately due and payable. In connection with the Coventry Note, the Company retired $25,456 of existing convertible note debt. In connection with the Coventry Note, the Company incurred $1,500 in legal fees and expenses. Upon the cash payment of the Buyer Note, the Company will pay an additional $1,500 in legal fees and expenses for the Coventry Back-End Note.

As of June 2, 2015 and with a closing date of June 4, 2015, iHookup Social, Inc. (the “Company”) entered into a series of Convertible Redeemable Notes (together, the “ReplacementNotes”) in the aggregate amount of $124,706 with Coventry Enterprises, LLC (“Coventry”), at a rate of 8% per annum. Amounts funded are convertible into shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Notes. The term of the Replacement Notes is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Replacement Notes is convertible into Common Stock at any time after the requisite Rule 144 holding period at a conversion price equal to 50% of the lowest closing bid price (with a ceiling price of $0.05) in the 20 trading days previous to the conversion. In no event shall the Coventry be allowed to effect a conversion if such conversion, along with all other shares of Company common stock beneficially owned by the Coventry and its affiliates would exceed 9.9% of the outstanding shares of the common stock of the Company. The Replacement Notes may not be prepaid. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 24% per annum, or the highest rate of interest permitted by law, and the Notes shall become immediately due and payable. In connection with the Replacement Notes the Company retired $124,706 of principal and interest on existing convertible notes.

As of May 18, 2015 and with a closing date of June 4, 2015, the Company entered into an Amendment and Prepayment Agreement (the “Amendment”) with Eastmore Capital, LLC (“Eastmore”) pursuant to which the parties agreed to amend and partially prepay a certain Securities Purchase Agreement and related note (the “SPA and Note”) dated as of July 11, 2014 by and between the parties. The Amendment states that after conversions and interest the Note balance was $81,913. The Company agreed to pay Eastmore a prepayment fee of $19,455 which was added to the Note. The Company further agreed to prepay $50,456 consisting of a cash payment of $25,456 and the issuance of a new note (the “Eastmore Note”) in the amount of $25,000 with a maturity date of November 30, 2015. Interest accrues daily on the outstanding principal amount of the Eastmore Note at a rate per annum equal to 12% on the basis of a 365-day year. The Eastmore Note is convertible into common stock, subject to Rule 144, at any time after the issue date, at the lower of (i) the closing sale price of the common stock on the on the trading day immediately preceding the closing date, and (ii) 50% of the lowest sale price for the common stock during the ten (10) consecutive trading days immediately preceding the conversion date. Eastmore does not have the right to convert the note, to the extent that it would beneficially own in excess of 4.9% of our outstanding common stock.

The agreements described above are in substantially similar form as prior financing agreements the Company has on file with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iHookup Social, Inc.

Date: June 9, 2015	By: /s/ Robert Rositano
Robert Rositano
CEO